2015 - 2016

Capital	Budget
Estimates	de capital

Capital Estimates 2015-2016	Budget de capital 2015-2016

Published by:	Publié par :
Department of Finance	Ministère des Finances
Province of New Brunswick	Province du Nouveau-Brunswick
P.O. Box 6000	Case postale 6000
Fredericton, New Brunswick	Fredericton (Nouveau-Brunswick)
E3B 5H1	E3B 5H1
Canada	Canada

Internet: www.gnb.ca/0024/index-e.asp	Internet : www.gnb.ca/0024/index-f.asp

December 2014	décembre 2014

Cover:	Couverture :
Government Services (GS 9996)	Services gouvernementaux (SG 9996)

Printing and Binding:	Imprimerie et reliure :
Printing Services, Government Services	Services d'imprimerie, Services gouvernementaux

ISBN 978-1-4605-0492-5	ISBN 978-1-4605-0492-5

ISSN 0845-6372	ISSN 0845-6372

Printed in New Brunswick	Imprimé au Nouveau-Brunswick

Think Recycling!	Pensez à recycler!

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

TABLE OF CONTENTS / TABLE DES MATIÈRES

Comparative Statement of Estimated Expenditures / État comparatif des dépenses prévues	1

Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	2

Education and Early Childhood Development / Éducation et Développement de la petite enfance	4

Environment and Local Government / Environnement et Gouvernements locaux	6

Health / Santé	8

Natural Resources / Ressources naturelles	10

Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	12

Regional Development Corporation / Société de développement régional	14

Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	16

Transportation and Infrastructure / Transports et Infrastructure	18

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES /
ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2014-2015	2014-2015		2015-2016
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	DEPARTMENT / MINISTÈRE	PRÉVISIONS

600	600	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	500

2,306	2,306	Education and Early Childhood Development / Éducation et Développement de la petite enfance	2,395

500	500	Environment and Local Government / Environnement et Gouvernements locaux	1,000

22,500	22,500	Health / Santé	19,000

965	965	Natural Resources / Ressources naturelles	1,510

2,000	2,000	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	2,000

4,125	4,125	Regional Development Corporation / Société de développement régional	19,168

750	750	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	2,564

521,407	519,307	Transportation and Infrastructure / Transports et Infrastructure	548,929

555,153	553,053	TOTAL - CAPITAL EXPENDITURES / TOTAL - DÉPENSES EN CAPITAL	597,066

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

(In thousands of dollars / En milliers de dollars)

2014-2015	2014-2015		2015-2016
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

400	400	Marshland Maintenance / Entretien des marais	400
200	200	Capital Equipment / Biens d'équipement	100
600	600	TOTAL	500

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

(In thousands of dollars / En milliers de dollars)

MARSHLAND MAINTENANCE		ENTRETIEN DES MARAIS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

On-going maintenance of water control infrastructure located throughout fifteen thousand hectares in the southeast coastal region of the province.		Entretien continu des infrastructures de régulation des eaux réparties sur une superficie cotière de quinze mille hectares dans le Sud-Est de la province.

TOTAL	400

CAPITAL EQUIPMENT		BIENS D'ÉQUIPEMENT

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To replace research and scientific equipment.		Pour le remplacement des équipements de recherche et du matériel scientifique.

TOTAL	100

TOTAL - TO BE VOTED	500	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

(In thousands of dollars / En milliers de dollars)

2014-2015	2014-2015		2015-2016
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

2,306	2,306	Public Schools - Capital Equipment / Écoles publiques - Biens d'équipement	2,395
2,306	2,306	TOTAL	2,395

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

(In thousands of dollars / En milliers de dollars)

PUBLIC SCHOOLS - CAPITAL EQUIPMENT		ÉCOLES PUBLIQUES - BIENS D'ÉQUIPEMENT

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To equip schools in concert with the capital construction program.		Équiper les écoles en fonction du programme de construction d'immobilisations.

TOTAL	2,395	TOTAL

TOTAL - TO BE VOTED	2,395	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

(In thousands of dollars / En milliers de dollars)

2014-2015	2014-2015		2015-2016
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

500	500	Local Service Districts / Districts de services locaux	1,000

500	500	TOTAL	1,000

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

(In thousands of dollars / En milliers de dollars)

LOCAL SERVICE DISTRICTS		DISTRICTS DE SERVICES LOCAUX

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To assist local service districts in the purchase of emergency equipment and maintenance of fire halls as well as construction and repairs for community centers and recreation facilities.		Aider les districts de services locaux à se procurer de l'équipement d'urgence, à maintenir les postes d'incendie et à construire et réparer les centres communautaires et les installations de loisir.

TOTAL	1,000	TOTAL

TOTAL - TO BE VOTED	1,000	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

(In thousands of dollars / En milliers de dollars)

2014-2015	2014-2015		2015-2016
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

22,500	22,500	Public Hospitals - Capital Equipment / Hôpitaux publics - Biens d'équipement	19,000

22,500	22,500	TOTAL	19,000

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

(In thousands of dollars / En milliers de dollars)

PUBLIC HOSPITALS - CAPITAL EQUIPMENT		HÔPITAUX PUBLICS - BIENS D'ÉQUIPEMENT

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To equip hospitals in concert with the hospital construction program and fund replacement equipment valued in excess of five thousand dollars.		Équiper les hôpitaux en fonction du programme de construction d'hôpitaux et financer l'équipement de remplacement évalué à plus de cinq mille dollars.

TOTAL	19,000	TOTAL

TOTAL - TO BE VOTED	19,000	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES

(In thousands of dollars / En milliers de dollars)

2014-2015	2014-2015		2015-2016
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		Musquash Watershed Infrastructure - Capital Improvements /
765	765	Bassin hydrographique Musquash - Améliorations des biens immobiliers	1,510

200	200	Sentier NB Trail Infrastructure / Infrastructure du Sentier NB Trail	0

965	965	TOTAL	1,510

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES

(In thousands of dollars / En milliers de dollars)

MUSQUASH WATERSHED INFRASTRUCTURE - CAPITAL IMPROVEMENTS		BASSIN HYDROGRAPHIQUE MUSQUASH - AMÉLIORATIONS DES BIENS IMMOBILIERS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the betterment of the Musquash Watershed infrastructure.		Améliorer les infrastructures du bassin hydrographique Musquash.

TOTAL	1,510	TOTAL

TOTAL - TO BE VOTED	1,510	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

(In thousands of dollars / En milliers de dollars)

2014-2015	2014-2015		2015-2016
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		MARITIME PROVINCES HIGHER EDUCATION
		COMMISSION / COMMISSION DE L'ENSEIGNEMENT
		SUPÉRIEUR DES PROVINCES MARITIMES

2,000	2,000	Deferred Maintenance Program / Programme d'entretien reporté	2,000

2,000	2,000	TOTAL	2,000

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

(In thousands of dollars / En milliers de dollars)

DEFERRED MAINTENANCE PROGRAM		PROGRAMME D'ENTRETIEN REPORTÉ

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provides funding for capital maintenance improvements to New Brunswick universities.		Fournir un financement pour l'amélioration de l'entretien des immobilisations aux universités du Nouveau-Brunswick.

TOTAL	2,000	TOTAL

TOTAL - TO BE VOTED	2,000	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

(In thousands of dollars / En milliers de dollars)

2014-2015	2014-2015		2015-2016
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		Canada - New Brunswick New Building Canada Fund - Small
		Communities Fund / Canada - Nouveau-Brunswick Nouveau
0	0	Fonds Chantiers Canada - Fonds des petites collectivités	3,500

		Economic Development, Innovation and Infrastructure /
4,125	4,125	Développement économique, innovation et infrastructure	5,668

		Strategic Economic Infrastructure Fund /
0	0	Fonds sur l’infrastructure économique stratégique	10,000

4,125	4,125	TOTAL	19,168

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

(In thousands of dollars / En milliers de dollars)

CANADA - NEW BRUNSWICK NEW BUILDING CANADA FUND - SMALL COMMUNITIES FUND		CANADA - NOUVEAU-BRUNSWICK NOUVEAU FONDS CHANTIERS CANADA - FONDS DES PETITES COLLECTIVITÉS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide funding for the Province's contribution to the Canada - New Brunswick New Building Canada Fund - Small Communities Fund.		Financer la contribution du gouvernement provincial au Canada - Nouveau-Brunswick Nouveau Fonds Chantiers Canada - Fonds des petites collectivités.

TOTAL	3,500	TOTAL

ECONOMIC DEVELOPMENT, INNOVATION AND INFRASTRUCTURE		DÉVELOPPEMENT ÉCONOMIQUE, INNOVATION ET INFRASTRUCTURE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide capital investments to support economic development, innovation and infrastructure needs.		Investir en dépenses en capital afin d'appuyer le développement économique, l'innovation et les besoins en matière d'infrastructure.

TOTAL	5,668	TOTAL

STRATEGIC ECONOMIC INFRASTRUCTURE FUND		FONDS SUR L'INFRASTRUCTURE ÉCONOMIQUE STRATÉGIQUE

To provide capital investments in strategic infrastructure projects in order to support economic development and create conditions for long-term job growth.
Fournir des investissements en capital pour des projets d’infrastructure stratégique afin d’appuyer le développement économique et de créer les conditions nécessaires pour une croissance à long terme de l’emploi.

TOTAL	10,000	TOTAL

TOTAL - TO BE VOTED	19,168	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

(In thousands of dollars / En milliers de dollars)

2014-2015	2014-2015		2015-2016
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

750	750	Capital Improvements / Amélioration des installations	2,564

750	750	TOTAL	2,564

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

(In thousands of dollars / En milliers de dollars)

CAPITAL IMPROVEMENTS		AMÉLIORATION DES INSTALLATIONS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To carry out improvements to provincial parks, attractions and heritage sites as well as Visitor Information Centers.		Améliorer les installations de parcs provinciaux, d’attractions, de sites patrimoniaux et de centres d’information aux visiteurs.

TOTAL	2,564	TOTAL

TOTAL - TO BE VOTED	2,564	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

2014-2015	2014-2015		2015-2016
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

48,911	53,927	Bridges / Ponts	78,702

123,742	126,084	Highways / Routes	214,386

		Municipal Designated Highway Program / Programme d'amélioration des routes
8,800	10,567	provinciales désignées dans les municipalitiés	25,000

31,244	30,224	Federal-Provincial Cost-Shared Program / Programme fédéral-provincial à frais partagés	52,000

10,000	10,000	Vehicle Management Agency / Agence de gestion des véhicules	14,000

298,710	288,505	Public Works and Infrastructure / Travaux publics et infrastructure	164,841

521,407	519,307	TOTAL	548,929

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

BRIDGES		PONTS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the construction of bridges, ferries and ferry landings.		Permettre la construction de ponts, de traversiers et de débarcadères.

TOTAL	78,702	TOTAL

HIGHWAYS		ROUTES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the construction and upgrading of highways.		Permettre la construction et la réfection de routes.

TOTAL	214,386	TOTAL

MUNICIPAL DESIGNATED HIGHWAY PROGRAM		PROGRAMME D'AMÉLIORATION DES ROUTES PROVINCIALES DÉSIGNÉES DANS LES MUNICIPALITÉS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for capital work on provincially designated highways in municipalities.		Fournir un financement pour l'exécution de travaux d'immobilisations sur les routes provinciale désignées dans les municipalités.

TOTAL	25,000	TOTAL

FEDERAL-PROVINCIAL COST-SHARED PROGRAM		PROGRAMME FÉDÉRAL-PROVINCIAL À FRAIS PARTAGÉS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide funding for federal-provincial cost-shared projects for the construction and upgrading of the National Highway System.		Fournir un financement pour la réalisation de projets fédéraux-provinciaux à frais partagés en vue de la construction et de l'amélioration du réseau routier national.

TOTAL	52,000	TOTAL

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

VEHICLE MANAGEMENT AGENCY		AGENCE DE GESTION DES VÉHICULES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the purchase of vehicles and equipment for the various departments of the government of New Brunswick.		Assurer l'acquisition de véhicules et d'équipements pour les différents ministères du gouvernement du Nouveau-Brunswick.

TOTAL	14,000	TOTAL

PUBLIC WORKS AND INFRASTRUCTURE		TRAVAUX PUBLICS ET INFRASTRUCTURE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide planning, design and construction services.		Offrir des services de planification, de conception et de construction.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

CAPITAL ADMINISTRATION	3,000	GESTION DES IMMOBILISATIONS

Administration of capital construction, improvement and renovation projects.		Administration des projets de construction, d'amélioration et de rénovation.

CAPITAL CONSTRUCTION	105,666	INSTALLATIONS PERMANENTES

Planning, design and construction services for public works and infrastructure.		Services de planification, de conception et de construction d'immeubles publics et de l'infrastructure.

CAPITAL IMPROVEMENTS	56,175	AMÉLIORATIONS DES BIENS IMMOBILIERS

Planning, design and construction services for projects involving the improvement and renovation of provincial infrastructure.		Services de planification, de conception et de construction pour l'amélioration et la rénovation de l'infrastructure provinciale.

TOTAL	164,841	TOTAL

TOTAL - DEPARTMENT OF		TOTAL - MINISTÈRE DES
TRANSPORTATION AND		TRANSPORTS ET DE L'INFRASTRUCTURE
INFRASTRUCTURE	548,929

Less amounts authorized by law	42,732	Moins crédits autorisés par la loi

TOTAL - TO BE VOTED	506,197	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2015-2016

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

2014-2015	2014-2015		2015-2016
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		PUBLIC WORKS AND INFRASTRUCTURE /
		TRAVAUX PUBLICS ET INFRASTRUCTURE

3,000	3,000	Capital Administration / Gestion des immobilisations	3,000

		Capital Construction / Installations permanentes

81,650	79,155	Education and Early Childhood Development / Éducation et Développement de la petite enfance	70,466
184,385	175,594	Health / Santé	35,200

266,035	254,749	Total Capital Construction / Total des installations permanentes	105,666

		Capital Improvements / Améliorations des biens immobiliers

80	30	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	400
15,459	15,459	Education and Early Childhood Development / Éducation et Développement de la petite enfance	23,000
6,000	6,056	Health / Santé	6,000
550	550	Legislative Assembly / Assemblée législative	735
0	0	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	3,600
7,586	8,661	Transportation and Infrastructure / Transports et Infrastructure	22,440

29,675	30,756	Total Capital Improvements / Total des améliorations des biens immobiliers	56,175

298,710	288,505	TOTAL - PUBLIC WORKS AND INFRASTRUCTURE / TOTAL - TRAVAUX PUBLICS ET INFRASTRUCTURE	164,841